UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 1, 2005

ADVANCED MAGNETICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-14732 Commission File Nunber	04-2742593 (I.R.S. Employer Identification No.)

61 Mooney Street Cambridge, Massachusetts	02138
(Address of Principal Executive Offices)	(Zip Code)

(617) 497-2070
(Registrant’s Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 1, 2005, Advanced Magnetics, Inc. (the “Company”) announced that the U.S. Food and Drug Administration’s Oncologic Drugs Advisory Committee (ODAC) is scheduled to review the regulatory filing for Combidex®, the Company’s investigational molecular imaging agent, on March 3, 2005. For more information, see the Company’s press release, dated February 1, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press release dated February 1, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.
By: /s/ Michael N. Avallone Name: Michael N. Avallone Title: Chief Financial Officer

Dated: February 1, 2005